Exhibit 10.6

2020 Long-Term Performance-Based Restricted Stock Unit Grant Performance Goal Based on Stock Price Hurdles Company Confidential	ARMSTRONG FLOORING, INC. 2500 Columbia Ave., P.O. Box 3025 Lancaster, PA 17604 717.672.9611

[Participant Name]

I am pleased to inform you that the Company’s Management Development and Compensation Committee granted you the following: Date of Grant: March 24, 2020
Performance Units (“Target Award”): [_________]
Maximum Performance Units (“Maximum Award”): 125% of Target Award
Performance Period (“Performance Period”): January 1, 2020 through December 31, 2022

This award recognizes the importance of your role in achieving the Company’s long-term strategy and is subject to the terms of the 2016 Long-Term Incentive Plan and the award agreement. The award agreement consists of this grant letter with the Performance Goal attached as Exhibit A and incorporated herein and the Terms and Conditions attached as Exhibit B.

The Performance Units will be earned by achieving a Performance Goal based on Stock Price Hurdles, subject to your continued employment, as described in the Terms and Conditions. The Committee has established the Performance Goal set forth on Exhibit A, which allows you to earn up to the Maximum Award, subject to your continued employment as described in the Terms and Conditions.

To the extent the Performance Goal is achieved and you satisfy the employment requirements, a number of shares of Company Stock equal to the Performance Units that are earned and vested will be distributed to you following the conclusion of the Performance Period in accordance with the payment terms set forth in the Terms and Conditions. The Company will withhold shares to satisfy your tax obligations unless you provide a payment to cover the tax withholding obligation. You have no ownership or voting rights relative to the Performance Units.

If the Company makes cash dividend payments during the Performance Period, the value of the dividends on shares attributable to the Performance Units will accrue as dividend equivalents in a non-interest bearing bookkeeping account. You will receive a cash payment equal to the accrued dividend equivalents at the end of the Performance Period, adjusted for the number of Performance Units that become earned and vested.

Employment Events

The following chart is a summary of the provisions which apply to this award in connection with your termination of employment. The following is only a summary, and in the event of termination of employment, the award will be governed by the Terms and Conditions.

Event
Provisions

Voluntary Resignation Termination for Cause All Performance Units and accrued dividend equivalents are forfeited.

Involuntary Termination Without Cause
If termination occurs after 10 months following the Date of Grant, then to the extent that the Performance Goal is achieved, Performance Units and accrued dividend equivalents are earned pro-rata, based on the period of employment; otherwise the Performance Units and accrued dividend equivalents are forfeited.

Death Long-Term Disability To the extent that the Performance Goal is achieved, Performance Units and accrued dividend equivalents are earned pro-rata, based on the period of employment.

After a Change in Control:
Involuntary Termination Without Cause
Death
Long-Term Disability
Performance Units calculated upon the Change in Control and accrued dividend equivalents are earned as described on Exhibit A.

In the event of any inconsistency between the foregoing summary and the Terms and Conditions or the 2016 Long-Term Incentive Plan, the Terms and Conditions or the 2016 Long-Term Incentive Plan, as applicable, will govern. Capitalized terms used but not defined in this grant letter will have the meanings set forth in the 2016 Long-Term Incentive Plan or the Terms and Conditions, as applicable. As described in the Terms and Conditions, if and to the extent that the terms of this award agreement conflict with the terms of a Change in Control Agreement or employment agreement between you and the Company, the terms of this award agreement shall supersede the terms of the Change in Control Agreement or employment agreement.

Please note that the Terms and Conditions contain restrictive covenant language pertaining to confidentiality, non-competition and non-solicitation. You should read these sections carefully before deciding whether to accept the Performance Units. If you decide not to accept the Performance Units, you will not be subject to the restrictive covenants set forth in the Terms and Conditions, but you will forfeit the Performance Units. You will continue to be subject to any restrictive covenants set forth in the 2016 Long-Term Incentive Plan with respect to prior equity grants and any other agreements between you and the Company. There will be no other consequences as a result of your decision not to accept the Performance Units.

Please contact Cynthia Carlson-Auchey (717-672-7094) if you have questions.

Sincerely,

Michel Vermette
President and Chief Executive Officer

The information contained in this letter is confidential and any discussion, distribution or use of this information is prohibited.

Exhibit A
Performance Goal

Stock Price Hurdles: Stock Price Hurdle is defined as the average of the closing sale stock prices of one share of Company Stock over the 20 trading days following the date of the March 2023 earnings release date (currently expected to occur on March 20, 2023), as determined by the Committee.

Stock Price Hurdles Performance Scale
Stock Price Hurdle	Payout
Below $XX	0%
$XX	50%
$XX	75%
$XX	100%
$XX	125%

Threshold level performance must be achieved in order to earn any Performance Units for the Performance Goal. If actual performance is between performance levels and at least $XX, the number of Performance Units earned with respect to the Performance Goal will be interpolated on a straight line basis for pro-rata achievement for performance at or between performance levels. If the Performance Goal would produce fractional units, the number of Performance Units earned shall be rounded up to the nearest whole unit, but not in excess of the Maximum Award.

Change in Control:

If a Change in Control occurs after the Date of Grant and prior to the end of the Performance Period, the number of Performance Units earned with respect to the Stock Price Hurdles Performance Goal will be the Target Award.

The Committee reserves discretion to provide for accelerated vesting of the earned Performance Units at a higher performance level pursuant to Section 14(b) of the Plan.

Exhibit B

ARMSTRONG FLOORING, INC.
2016 LONG-TERM INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT
TERMS AND CONDITIONS

1.	Grant.
(a)Subject to the terms set forth below, Armstrong Flooring, Inc. (the “Company”) has granted to the designated employee (the “Grantee”) an award of performance-based restricted stock units (the “Performance Units”), as specified in the 2020 Long-Term Performance-Based Restricted Stock Unit Grant Letter (including Exhibit A attached thereto) to which these Grant Conditions (as defined below) relate (the “Grant Letter”). The Grant Letter specifies a Target Award and a Maximum Award granted as of the Date of Grant, subject to restrictions as set forth herein. The “Date of Grant” is March 24, 2020. The Performance Units are Stock Units with respect to common stock of the Company (“Company Stock”).
(b)The Performance Units shall be earned, vested and payable if and to the extent that the Stock Price Hurdles performance goal set forth in the Grant Letter (the “Performance Goal”), employment conditions and other terms of these Grant Conditions are met. The “Performance Period” for which the attainment of the Performance Goal will be measured is the period beginning January 1, 2020 and ending December 31, 2022.
(c)These Terms and Conditions (the “Grant Conditions”) are part of the Grant Letter. This grant is made under the Armstrong Flooring, Inc. 2016 Long-Term Incentive Plan (the “Plan”). Any terms not defined herein shall have the meanings set forth in the Plan.
2.Performance Goal; Vesting.
(a)The Grantee shall earn and vest in a number of Performance Units based on the attainment of the Performance Goal for the Performance Period, provided that the Grantee continues to be employed by the Company or its subsidiaries or affiliates (collectively the “Employer”) through December 31, 2022 (the “Vesting Date”). The Performance Units shall be earned based on attainment of the Performance Goal and shall vest based on the Grantee’s continued employment through the Vesting Date, or as otherwise provided below.
(b)After the end of the Performance Period, the Management Development and Compensation Committee (the “Committee”) will determine whether and to what extent the Performance Goal has been met and the amount, if any, earned with respect to the Performance Units. The Grantee can earn up to the Maximum Award based on attainment of the Performance Goal, as set forth in the Grant Letter. Earned and vested Performance Units shall be payable as described in Section 6.
(c)If a Change in Control occurs prior to the end of the Performance Period, the amount earned with respect to the Performance Units shall be determined as of the date of the Change in Control as described in the Grant Letter. The earned Performance Units shall continue to vest based on the Grantee’s continued employment through the Vesting Date, except as otherwise provided herein. Earned and vested Performance Units shall be payable as described in Section 6. Notwithstanding the foregoing, if the Performance Units are not assumed by, or replaced by substantially identical grants by, the successor company in the Change in Control, the earned Performance Units shall vest as of the date of the Change in Control, and such earned and vested Performance Units shall be paid upon or within 10 days after the date of the Change in Control if the Change in Control is a 409A CIC (as defined below) and if permitted by the plan termination provisions of the regulations under section 409A of the Code. If payment at the date of the Change in Control is not permitted under section 409A, the earned and vested Performance Units shall be payable as described in Section 6.
(d)Except as described below, no Performance Units shall be earned prior to the Committee’s determination of achievement of the Performance Goal, and to the extent that the Performance Goal is not attained, the Performance Units shall be immediately forfeited and shall cease to be outstanding as of the date of the Committee’s determination.
3.Termination of Employment.

(a)General Rule. Except as described below, if the Grantee ceases to be employed by the Employer for any reason prior to the Vesting Date, the Performance Units shall be forfeited as of the termination date and shall cease to be outstanding.
(b)Involuntary Termination before a Change in Control. If, before a Change in Control and after ten months following the Date of Grant but prior to the Vesting Date, the Grantee ceases to be employed by the Employer on account of Involuntary Termination (as defined below), the Grantee shall earn and vest in a pro-rated portion of the outstanding Performance Units based on the extent to which the Performance Goal is achieved for the Performance Period. In the event of a subsequent Change in Control prior to the end of the Performance Period, the amount achieved for the Performance Period shall be determined as of the Change in Control date as described in the Grant Letter. The pro-rated portion shall be determined by multiplying the number of Performance Units earned based on attainment of the Performance Goal by a fraction, the numerator of which is the number of months that elapsed during the period beginning on January 1, 2020 through the Grantee’s termination date, and the denominator of which is 36. The month in which the Grantee’s termination date occurs shall count as a full month for purposes of this calculation. The pro-rated earned Performance Units shall be paid as described in Section 6.
(c)Death or Long-Term Disability before a Change in Control. If, before a Change in Control, the Grantee ceases to be employed by the Employer prior to the Vesting Date on account of death or Long-Term Disability (as defined below), the Grantee shall earn and vest in a pro-rated portion of the outstanding Performance Units based on the extent to which the Performance Goal is achieved for the Performance Period. In the event of a subsequent Change in Control prior to the end of the Performance Period, the amount achieved for the Performance Period shall be determined as of the Change in Control date as described in the Grant Letter. The pro-rated portion shall be determined by multiplying the number of Performance Units earned based on attainment of the Performance Goal by a fraction, the numerator of which is the number of months that elapsed during the period beginning on January 1, 2020 through the Grantee’s termination date and the denominator of which is 36. The month in which the Grantee’s termination date occurs shall count as a full month for purposes of this calculation. The pro-rated earned Performance Units shall be paid as described in Section 6.
(d)Involuntary Termination, Death and Long-Term Disability on or after a Change in Control. If the Grantee’s employment terminates on account of Involuntary Termination, death or Long-Term Disability on or after a Change in Control and prior to the Vesting Date, the Grantee shall vest in the Performance Units earned as of the Change in Control date as described in the Grant Letter. If the Grantee has a Change in Control Severance Agreement with the Company (“Change in Control Agreement”), on and after a Change in Control, the term “Involuntary Termination” shall have the meaning given a termination by the Company without Cause as defined in the Change in Control Agreement, and shall include without limitation a termination for Good Reason as defined in the Change in Control Agreement. The Grantee agrees that, subject to the immediately preceding sentence, if and to the extent that these Grant Conditions conflict with the terms of the Change in Control Agreement or any employment agreement between the Company and the Grantee, these Grant Conditions shall supersede the provisions of the Change in Control Agreement and employment agreement applicable to vesting of performance units on and after a Change in Control, notwithstanding anything in the Change in Control Agreement or employment agreement to the contrary.
4.Definitions. For purposes of these Grant Conditions and the Grant Letter:
(a)“409A CIC” shall mean a Change in Control that meets the requirements of a “change in control event” as described under section 409A of the Code.
(b)“Cause” shall mean any of the following, as determined in the sole discretion of the Employer: (i) commission of a felony or a crime involving moral turpitude; (ii) fraud, dishonesty, misrepresentation, theft or misappropriation of funds with respect to the Employer; (iii) violation of the Employer’s Code of Conduct or employment policies, as in effect from time to time; (iv) breach of any written noncompetition, confidentiality or non-solicitation covenant of the Grantee with respect to the Employer; or (v) gross negligence or misconduct in the performance of the Grantee’s duties with the Employer.
(c)“Company Trade Secrets” shall have the meaning ascribed to the term on Attachment 1, the terms of which are incorporated herein.
(d)“Confidential Information” shall have the meaning ascribed to the term on Attachment 1, the terms of which are incorporated herein.
(e) “Injurious Conduct” shall have the meaning ascribed to the term on Attachment 1, the terms of which are incorporated herein.

(f)“Involuntary Termination” shall mean the Employer’s termination of the Grantee’s employment other than for Cause.
(g)“Long-Term Disability” shall mean the Grantee is receiving long-term disability benefits under the Employer’s long-term disability plan.
5.Restrictive Covenants; Forfeiture.
(a)The Committee may determine that the Performance Units shall be forfeited if the Grantee engages in Injurious Conduct.
(b)If the Committee determines that the Grantee has engaged in Injurious Conduct, the Committee may in its discretion require the Grantee to return to the Company any Company Stock or cash received in settlement of Performance Units. If the Company Stock acquired in settlement of the Performance Units has been disposed of by the Grantee, then the Company may require the Grantee to pay to the Company the economic value of the Company Stock as of the date of disposition.
(c)The Committee shall exercise the right of forfeiture and recoupment provided to the Company in this Section 5 within 180 days after the Company’s discovery of the Injurious Conduct activities giving rise to the Company’s right of forfeiture or recoupment.
(d)The Grantee may make a request to the Committee in writing for a determination regarding whether any proposed business or activity would constitute Injurious Conduct. Such request shall fully describe the proposed business or activity. The Committee shall respond to the Grantee in writing and the Committee’s determination shall be limited to the specific business or activity so described.
(e)By accepting the Performance Units, the Grantee acknowledges and agrees that all Company Trade Secrets and Confidential Information developed, created or maintained by the Grantee, alone or with others, during the Grantee’s employment or service with the Employer, shall remain at all times the sole property of the Company and its subsidiaries and affiliates.
(f)This Agreement consists of a series of separate restrictive covenants, all of which shall survive and be enforceable in law and/or equity after the Grantee’s termination or cessation of the Grantee’s employment or service with the Employer. The Grantee understands that in the event of a violation of any provision of this Section 5, the Company shall have the right to seek injunctive relief, in addition to any other existing rights provided in this Agreement or by operation of law, without the requirement of posting bond. The remedies provided in this Section 5 shall be in addition to any legal or equitable remedies existing at law or provided for in any other agreement between the Grantee and the Company or any of its subsidiaries or affiliates, and shall not be construed as a limitation upon, or as an alternative or in lieu of, any such remedies. If any provisions of this Section 5 and Attachment 1 shall be determined by a court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographical area, it shall be in full force and effect as to that period of time or geographical area determined to be reasonable by the court.
(g)By accepting the Performance Units, the Grantee acknowledges that the Grantee has carefully read and considered the provisions of this Section 5 and Attachment 1 and agrees that the restrictions set forth herein are fair and reasonable, are supported by valid consideration, and are reasonably required to protect the legitimate business interests of the Company and its subsidiaries and affiliates.
(h)In the event of a breach by the Grantee of any restrictive covenant set forth on Attachment 1, the running of the period of restriction shall automatically be tolled and suspended for the amount of time the breach continues, and shall automatically commence when the breach is remedied so that the Company and its subsidiaries and affiliates shall receive the benefit of the Grantee’s compliance with the terms and conditions of this Section 5.
6.Payment.
(a)Except as provided below, after the end of the Performance Period, if the Committee certifies that the Performance Goal and other conditions to payment of the Performance Units have been met, the Company shall issue shares of Company Stock to the Grantee equal to the number of earned and vested Performance Units, subject to applicable tax withholding and subject to compliance with section 409A of the Code and as described in Section 20(h) of the Plan. Payment of earned and vested Performance Units shall be made in 2023 as soon as practicable after the Committee certifies the extent to which the Performance Goal and other conditions to payment of the Performance Units have been met, but not later than April 30, 2023, except as provided below. All unpaid Performance Units shall be forfeited in the event of termination for Cause.
(b)If the Grantee’s employment terminates for any reason other than Cause upon or within two years after a Change in Control that meets the requirements of a 409A CIC, the Grantee’s unpaid earned and vested Performance Units (if any) shall be paid within 60 days after the termination date, subject to compliance with section 409A of the Code, if applicable, and as described in Section 20(h) of the Plan. The Company shall issue shares of Company Stock to the Grantee equal to the number of the earned and vested Performance Units, subject to applicable tax withholding. If a Change in Control does not meet the requirements of a 409A CIC, the Grantee’s earned and vested Performance Units (if any) shall be paid at the date described in subsection (a).
(c)Any fractional shares will be rounded up to the nearest whole share, but not exceeding the Maximum Award.
7.Dividend Equivalents. Dividend Equivalents shall accrue with respect to Performance Units and shall be payable subject to the same Performance Goal, vesting terms and other conditions as the Performance Units to which they relate. Dividend Equivalents shall be credited on the Performance Units when dividends are declared on shares of Company Stock from the Date of Grant until the payment date for the vested Performance Units. The Company will keep records of Dividend Equivalents in a non-interest bearing bookkeeping account for the Grantee. No interest will be credited to any such account. Vested Dividend Equivalents shall be paid in cash at the same time and subject to the same terms as the underlying vested Performance Units. If and to the extent that the underlying Performance Units are forfeited, all related Dividend Equivalents shall also be forfeited.
8.Delivery of Shares. The Company’s obligation to deliver shares upon the vesting of the Performance Units shall be subject to applicable laws, rules and regulations and also to such approvals by governmental agencies as may be deemed appropriate to comply with relevant securities laws and regulations.
9.No Stockholder Rights. No shares of Company Stock shall be issued to the Grantee on the Date of Grant, and the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any Performance Units.
10.No Right to Continued Employment. The grant of Performance Units shall not confer upon the Grantee any right to continued employment with the Employer or interfere with the right of the Employer to terminate the Grantee’s employment at any time.
11.Incorporation of Plan by Reference. The Grant Letter and these Grant Conditions are made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. The decisions of the Committee shall be conclusive upon any question arising hereunder. The Grantee’s receipt of the Performance Units constitutes the Grantee’s acknowledgment that all decisions and determinations of the Committee with respect to the Plan, the Grant Letter, these Grant Conditions, and the Performance Units shall be final and binding on the Grantee and any other person claiming an interest in the Performance Units.
12.Withholding Taxes. The Employer shall have the right to deduct from all payments made hereunder and from other compensation an amount equal to the federal (including FICA), state, local and foreign taxes required by law to be withheld with respect to the Performance Units. The Employer will withhold shares of Company Stock payable hereunder to satisfy the tax withholding obligation on amounts payable in shares, unless the Grantee provides a payment to the Employer to cover such taxes, in accordance with procedures established by the Committee. Unless the Committee determines otherwise, the share withholding amount shall not exceed the Grantee’s minimum applicable tax withholding amount.
13.Company Policies. All amounts payable under the Grant Letter and these Grant Conditions shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company’s Board of Directors from time to time.
14.Assignment. The Grant Letter and these Grant Conditions shall bind and inure to the benefit of the successors and assignees of the Company. The Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Performance Units, except to a successor grantee in the event of the Grantee’s death.
15.Section 409A. The Grant Letter and these Grant Conditions are intended to comply with section 409A of the Code or an exemption, consistent with Section 20(h) of the Plan, including the six-month delay for specified employees in accordance with the requirements of section 409A of the Code, if applicable. In furtherance of the foregoing, if the Performance Units or related Dividend Equivalents constitute “nonqualified deferred compensation” within the meaning of section 409A of the Code, vested Performance Units and related Dividend Equivalents shall be settled on the earliest date that would be permitted under section 409A of the Code without incurring penalty or accelerated taxes thereunder.
16.Successors. The provisions of the Grant Letter and these Grant Conditions shall extend to any business that becomes a successor to the Company or its subsidiaries or affiliates on account of a merger, consolidation, sale of assets, spinoff or similar transaction with respect to any business of the Company or its subsidiaries or affiliates with which the Grantee is employed, and if this grant continues in effect after such corporate event, references to the

“Company or its subsidiaries or affiliates” or the “Employer” in the Grant Letter and these Grant Conditions shall include the successor business and its affiliates, as appropriate. In that event, the Company may make such modifications to the Grant Letter and these Grant Conditions as it deems appropriate to reflect the corporate event.
17.Governing Law. The validity, construction, interpretation and effect of the Grant Letter and these Grant Conditions shall be governed by, and determined in accordance with, the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle.

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Attachment 1

Definitions

For purposes of the Grant Letter and Grant Conditions, the following terms have the meanings ascribed to them on this Attachment 1:
(a)“Company Trade Secrets” shall mean information, including a formula, pattern, compilation, program, device, method, technique or process, that: (i) derives independent economic value, actual or potential, from not being generally known to the public or to other persons or entities who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain it secrecy. Company Trade Secrets include, but are not limited to, the following: unique pricing methodologies and formulas for products and services of the Company or its subsidiaries or affiliates; unique marketing arrangements and strategies which the Company or its subsidiaries or affiliates use with their vendors and suppliers; and unique advertising arrangements and strategies that the Company or its subsidiaries or affiliates use to advertise their products and services. For avoidance of doubt, Company Trade Secrets do not include any information that: (A) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (B) was lawfully in the Grantee’s possession prior to disclosure to the Company or any of its subsidiaries or affiliates; (C) is lawfully disclosed to the Grantee by a third party without any obligations of confidentiality attaching to such disclosure; or (D) is developed by the Grantee entirely on the Grantee’s own time without equipment, supplies or facilities of the Company or its subsidiaries or affiliates and does not relate at the time of conception to business or actual or demonstrably anticipated research or development of the Company or its subsidiaries or affiliates.
(b)“Confidential Information” shall mean information belonging to the Company or its subsidiaries or affiliates, whether reduced to writing or in a form from which such information can be obtained, translated or derived into reasonably usable form, that has been provided to the Grantee during his employment or service with the Employer and/or the Grantee has gained access to during the Grantee’s employment or service with the Employer and/or was developed by the Grantee in the course of the Grantee’s employment or service with the Employer, that is proprietary and confidential in nature. Confidential Information includes, but is not limited to, the following: information believed by the Company or any of its subsidiaries or affiliates to be a Company Trade Secret that ultimately does not qualify as such under applicable law but nonetheless was maintained by the Company or its subsidiaries or affiliates as confidential; information concerning the nature of the business and manner of operation of the Company and its subsidiaries and affiliates; the methods and systems used by the Company or its subsidiaries or affiliates in soliciting, selling and providing their services and/or products to their customers; financial and accounting information, such as cost, pricing and billing information, customer profiles, financial policies and procedures, and revenues and profit margins; sales and marketing information, such as sales strategies and programs; information concerning customers and prospective customers of the Company and its subsidiaries and affiliates; information concerning vendors and suppliers of the Company and its subsidiaries and affiliates; customer lists; prospective customer lists; customer buying habits and special needs; policies and procedures; personnel records; compensation paid to employees or other service providers of the Company or any of its subsidiaries or affiliates. For avoidance of doubt, Confidential Information does not include any information that: (A) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (B) was lawfully in the Grantee’s possession prior to disclosure to the Company or any of its subsidiaries or affiliates; (C) is lawfully disclosed to the Grantee by a third party without any obligations of confidentiality attaching to such disclosure; or (D) is developed by the Grantee entirely on the Grantee’s own time without equipment, supplies or facilities of the Company or its subsidiaries or affiliates and does not relate at the time of conception to business or actual or demonstrably anticipated research or development of the Company or its subsidiaries or affiliates.
(c)“Injurious Conduct” shall mean the activities described in subsections (i), (ii) (including any modifications of subsection (ii) for residents of California and other applicable jurisdictions as set forth below), (iii) and (iv) below and, for purposes of the Performance Units, shall replace the definition of “Injurious Conduct” set forth in Section 13 of the Plan.
(i)The Grantee’s employment or service with the Employer is terminated for willful, deliberate, or gross misconduct, as determined by the Committee, in its sole discretion;
(ii)During the Grantee’s employment or service with the Employer and for a period of 12 months thereafter, the Grantee breaches any of the following:
(1)The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, become engaged in any business or activity which is directly in competition with any services or products sold by, or any business or activity engaged in by, the Company or any of its subsidiaries or affiliates, and in which the Grantee was involved as part of the Grantee’s job responsibilities during the Grantee’s employment or service with the Employer, or in which the Grantee learned Company Trade Secrets or Confidential Information during the Grantee’s employment or service with the Employer; provided, however, that this provision shall not restrict the Grantee from owning or investing in publicly traded securities, so long as the Grantee’s aggregate holdings in such company do not exceed 2% of the outstanding equity of such company and such investment is passive;
(2)The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, (I) (x) solicit business from any person who was a customer of the Company or any of its subsidiaries or affiliates during the period of the Grantee’s employment or service hereunder or who was within the six-month period prior to such solicitation, or (y) solicit potential customers who are or were identified through leads developed during the course of the Grantee’s employment or service with the Employer, in each case, with whom the Grantee was involved as part of the Grantee’s job responsibilities during the Grantee’s employment or service with the Employer, or regarding whom the Grantee learned Company Trade Secrets and/or Confidential Information during the Grantee’s employment or service with the Employer, or (II) otherwise divert or attempt to divert any existing business of the Company or any of its subsidiaries or affiliates; and
(3)The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, (I) solicit, induce, recruit or cause another person in the employment of the Company or any of its subsidiaries or affiliates to terminate such employee’s employment, or (II) hire or retain any person who is, or within the six-month period prior to such hiring or retention was, an employee of the Company or any of its subsidiaries or affiliates;
(iii)During the Grantee’s employment or service with the Employer or thereafter, the Grantee uses, publishes or discloses any Company Trade Secrets and/or Confidential Information in any manner whatsoever, except as required in the conduct of business of the Company or any of its subsidiaries or affiliates or as authorized in writing by the Company or any of its subsidiaries or affiliates, as applicable. By accepting the Performance Units, the Grantee acknowledges and agrees that (A) during the Grantee’s employment or service with the Employer, the Grantee has been or will be exposed to and/or provided with Company Trade Secrets and Confidential Information and (B) Company Trade Secrets are not generally known to the public or to competitors of the Company or its subsidiaries or affiliates, were developed or compiled at significant expense by the Company or its subsidiaries or affiliates over an extended period of time, are the subject of the reasonable efforts of the Company or its subsidiaries or affiliates to maintain their secrecy, and that the Company or its subsidiaries or affiliates derive significant independent economic value by keeping Company Trade Secrets a secret; or
(iv)During the Grantee’s employment or service with the Employer or thereafter, the Grantee breaches any other written confidentiality, non-solicitation or non-competition covenant with the Employer.
Notwithstanding the foregoing, if the Grantee is employed or provides services in California, or in another jurisdiction where the provisions of subsection (ii), including (ii)(1), (ii)(2) and (ii)(3) above, are otherwise prohibited by law, the following provisions shall apply instead of subsection (ii), including (ii)(1), (ii)(2) and (ii)(3) above:
(1)During the Grantee’s employment or service with the Employer, the Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, become engaged in any business or activity which is directly in competition with any services or products sold by, or any business or activity engaged in by, the Company or any of its subsidiaries or affiliates; provided, however, that this provision shall not restrict the Grantee from owning or investing in publicly traded securities, so long as the Grantee’s aggregate holdings in such company do not exceed 2% of the outstanding equity of such company and such investment is passive.
(2)During the Grantee’s employment or service with the Employer and for a period of 12 months thereafter, the Grantee shall not, directly or indirectly, solicit or attempt to solicit any business from any of customers of the Company or any of its subsidiaries or affiliates for the purposes of providing products or services that are competitive with those provided by the Company or any of its subsidiaries or affiliates where such solicitation and/or attempt at solicitation is done by the Grantee through the use of Company Trade Secrets and/or Confidential Information.
(3)The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or any of its subsidiaries or affiliates, solicit, induce, recruit or cause another person in the employment of the Company or any of its subsidiaries or affiliates to terminate such employee’s employment.

Attachment 1

Definitions

For purposes of the Grant Letter and Grant Conditions, the following terms have the meanings ascribed to them on this Attachment 1:
(a)    “Company Trade Secrets” shall mean information, including a formula, pattern, compilation, program, device, method, technique or process, that: (i) derives independent economic value, actual or potential, from not being generally known to the public or to other persons or entities who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain it secrecy. Company Trade Secrets include, but are not limited to, the following: unique pricing methodologies and formulas for products and services of the Company or its subsidiaries or affiliates; unique marketing arrangements and strategies which the Company or its subsidiaries or affiliates use with their vendors and suppliers; and unique advertising arrangements and strategies that the Company or its subsidiaries or affiliates use to advertise their products and services. For avoidance of doubt, Company Trade Secrets do not include any information that: (A) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (B) was lawfully in the Grantee’s possession prior to disclosure to the Company or any of its subsidiaries or affiliates; (C) is lawfully disclosed to the Grantee by a third party without any obligations of confidentiality attaching to such disclosure; or (D) is developed by the Grantee entirely on the Grantee’s own time without equipment, supplies or facilities of the Company or its subsidiaries or affiliates and does not relate at the time of conception to business or actual or demonstrably anticipated research or development of the Company or its subsidiaries or affiliates.
(b)    “Confidential Information” shall mean information belonging to the Company or its subsidiaries or affiliates, whether reduced to writing or in a form from which such information can be obtained, translated or derived into reasonably usable form, that has been provided to the Grantee during his employment or service with the Employer and/or the Grantee has gained access to during the Grantee’s employment or service with the Employer and/or was developed by the Grantee in the course of the Grantee’s employment or service with the Employer, that is proprietary and confidential in nature. Confidential Information includes, but is not limited to, the following: information believed by the Company or any of its subsidiaries or affiliates to be a Company Trade Secret that ultimately does not qualify as such under applicable law but nonetheless was maintained by the Company or its subsidiaries or affiliates as confidential; information concerning the nature of the business and manner of operation of the Company and its subsidiaries and affiliates; the methods and systems used by the Company or its subsidiaries or affiliates in soliciting, selling and providing their services and/or products to their customers; financial and accounting information, such as cost, pricing and billing information, customer profiles, financial policies and procedures, and revenues and profit margins; sales and marketing information, such as sales strategies and programs; information concerning customers and prospective customers of the Company and its subsidiaries and affiliates; information concerning vendors and suppliers of the Company and its subsidiaries and affiliates; customer lists; prospective customer lists; customer buying habits and special needs; policies and procedures; personnel records; compensation paid to employees or other service providers of the Company or any of its subsidiaries or affiliates. For avoidance of doubt, Confidential Information does not include any information that: (A) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (B) was lawfully in the Grantee’s possession prior to disclosure to the Company or any of its subsidiaries or affiliates; (C) is lawfully disclosed to the Grantee by a third party without any obligations of confidentiality attaching to such disclosure; or (D) is developed by the Grantee entirely on the Grantee’s own time without equipment, supplies or facilities of the Company or its subsidiaries or affiliates and does not relate at the time of conception to business or actual or demonstrably anticipated research or development of the Company or its subsidiaries or affiliates.
(c)    “Injurious Conduct” shall mean the activities described in subsections (i), (ii) (including any modifications of subsection (ii) for residents of California and other applicable jurisdictions as set forth below), (iii) and (iv) below and, for purposes of the Performance Units, shall replace the definition of “Injurious Conduct” set forth in Section 13 of the Plan.
(i)    The Grantee’s employment or service with the Employer is terminated for willful, deliberate, or gross misconduct, as determined by the Committee, in its sole discretion;
(ii)    During the Grantee’s employment or service with the Employer and for a period of 12 months thereafter, the Grantee breaches any of the following:
(1)    The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, become engaged in any business or activity which is directly in competition with any services or products sold by, or any business or activity engaged in by, the Company or any of its subsidiaries or affiliates, and in which the Grantee was involved as part of the Grantee’s job responsibilities during the Grantee’s employment or service with the Employer, or in which the Grantee learned Company Trade Secrets or Confidential Information during the Grantee’s employment or service with the Employer; provided, however, that this provision shall not restrict the Grantee from owning or investing in publicly traded securities, so long as the Grantee’s aggregate holdings in such company do not exceed 2% of the outstanding equity of such company and such investment is passive;
(2)    The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, (I) (x) solicit business from any person who was a customer of the Company or any of its subsidiaries or affiliates during the period of the Grantee’s employment or service hereunder or who was within the six-month period prior to such solicitation, or (y) solicit potential customers who are or were identified through leads developed during the course of the

Grantee’s employment or service with the Employer, in each case, with whom the Grantee was involved as part of the Grantee’s job responsibilities during the Grantee’s employment or service with the Employer, or regarding whom the Grantee learned Company Trade Secrets and/or Confidential Information during the Grantee’s employment or service with the Employer, or (II) otherwise divert or attempt to divert any existing business of the Company or any of its subsidiaries or affiliates; and
(3)    The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, (I) solicit, induce, recruit or cause another person in the employment of the Company or any of its subsidiaries or affiliates to terminate such employee’s employment, or (II) hire or retain any person who is, or within the six-month period prior to such hiring or retention was, an employee of the Company or any of its subsidiaries or affiliates;
(iii)    During the Grantee’s employment or service with the Employer or thereafter, the Grantee uses, publishes or discloses any Company Trade Secrets and/or Confidential Information in any manner whatsoever, except as required in the conduct of business of the Company or any of its subsidiaries or affiliates or as authorized in writing by the Company or any of its subsidiaries or affiliates, as applicable. By accepting the Performance Units, the Grantee acknowledges and agrees that (A) during the Grantee’s employment or service with the Employer, the Grantee has been or will be exposed to and/or provided with Company Trade Secrets and Confidential Information and (B) Company Trade Secrets are not generally known to the public or to competitors of the Company or its subsidiaries or affiliates, were developed or compiled at significant expense by the Company or its subsidiaries or affiliates over an extended period of time, are the subject of the reasonable efforts of the Company or its subsidiaries or affiliates to maintain their secrecy, and that the Company or its subsidiaries or affiliates derive significant independent economic value by keeping Company Trade Secrets a secret; or
(iv)    During the Grantee’s employment or service with the Employer or thereafter, the Grantee breaches any other written confidentiality, non-solicitation or non-competition covenant with the Employer.
Notwithstanding the foregoing, if the Grantee is employed or provides services in California, or in another jurisdiction where the provisions of subsection (ii), including (ii)(1), (ii)(2) and (ii)(3) above, are otherwise prohibited by law, the following provisions shall apply instead of subsection (ii), including (ii)(1), (ii)(2) and (ii)(3) above:
(1)    During the Grantee’s employment or service with the Employer, the Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or its subsidiaries or affiliates, become engaged in any business or activity which is directly in competition with any services or products sold by, or any business or activity engaged in by, the Company or any of its subsidiaries or affiliates; provided, however, that this provision shall not restrict the Grantee from owning or investing in publicly traded securities, so long as the Grantee’s aggregate holdings in such company do not exceed 2% of the outstanding equity of such company and such investment is passive.
(2)    During the Grantee’s employment or service with the Employer and for a period of 12 months thereafter, the Grantee shall not, directly or indirectly, solicit or attempt to solicit any business from any of customers of the Company or any of its subsidiaries or affiliates for the purposes of providing products or services that are competitive with those provided by the Company or any of its subsidiaries or affiliates where such solicitation and/or attempt at solicitation is done by the Grantee through the use of Company Trade Secrets and/or Confidential Information.
(3)    The Grantee shall not, directly for the Grantee or any third party, except on behalf of the Company or any of its subsidiaries or affiliates, solicit, induce, recruit or cause another person in the employment of the Company or any of its subsidiaries or affiliates to terminate such employee’s employment.